MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                 Merrill Lynch Premier Institutional Fund
                 Merrill Lynch Institutional Fund
                 Merrill Lynch Government Fund
                 Merrill Lynch Treasury Fund
                 Merrill Lynch Institutional Tax-Exempt Fund

                 Supplement dated July 13, 2006 to the
                 Prospectus dated August 25, 2005

The first sentence of the first paragraph of the section entitled
"Dividends and Taxes" beginning on page 39 is deleted and replaced with the following:

Each Fund will distribute net investment income, if any, daily and net realized capital gains, if any, at least annually. Income dividends are reinvested monthly and capital gain dividends are reinvested at least annually in the form of additional shares at net asset value or, at the shareholder's option, paid in cash.






Code # 19065-0805STK